UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

April 17, 2018

Dear Shareholder:

According to our latest records, we have not received your voting instructions for the Annual General Meeting of Shareholders of Transocean Ltd. to be held on Friday, May 18, 2018.  Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated March 19, 2018, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1-4, 6, 8-10 and 12, “FOR” each nominee and ratification listed in proposals 5, 7 and 11. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).

If you need assistance voting your shares, please call D.F. King & Co., Inc. toll-free at (800) 761-6521 or toll at (212) 771-1133. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Merrill A. “Pete” Miller, Jr.	/s/ Jeremy D. Thigpen

Merrill A. “Pete” Miller, Jr.	Jeremy D. Thigpen
Chairman of the Board of Directors	President and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:

 1. Vote by Internet: Go to the website www.proxyvote.com. Have your 16-digit control number listed on the voting instruction form ready and follow the online instructions. The 16-digit control number is located in the rectangular box on the right side of your voting instruction form.

2. Vote by Telephone: Call toll-free (800) 690-6903. Have your 16-digit control number listed on the voting instruction form ready and follow the simple instructions.
3. Vote by Mail: Mark, sign, date and return your proxy card or voting instruction form and return it in the postage-paid envelope provided.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2018. TRANSOCEAN LTD. You are receiving this communication because you hold shares in the company named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote .com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRANSOCEAN LTD. TURMSTRASSE 30 CH-6312 STEINHAUSEN SWITZERLAND proxy materials and voting instructions. E46699-P04398 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General For holders as of:April 30, 2018 Date: May 18, 2018Time: 6:30 p.m., Swiss Time Location: Offices of Transocean Ltd. Turmstrasse 30 CH-6312 Steinhausen Switzerland

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E46700-P04398 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy Materials Available to VIEW or RECEIVE: THE COMBINED DOCUMENT How to View Online: and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2018 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	Approval of the 2017 Annual Report, Including the Audited Consolidated Financial Statements and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2017	☐	☐	☐
2.	Discharge of the Members of the Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2017	☐	☐	☐
3.	Appropriation of the Accumulated Loss for Fiscal Year 2017 and Release of CHF 1,500,000,000 of Statutory Capital Reserves from Capital Contribution and Allocation to Free Capital Reserves from Capital Contribution	☐	☐	☐
4.	Renewal of Authorized Share Capital	☐	☐	☐
5.	*Reelection of 11 Directors (5A – 5K), Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee)*			
5A.	Glyn A. Barker	☐	☐	☐
5B.	Vanessa C.L. Chang	☐	☐	☐
5C.	Frederico F. Curado	☐	☐	☐
5D.	Chadwick C. Deaton	☐	☐	☐
5E.	Vincent J. Intrieri	☐	☐	☐
5F.	Samuel J. Merksamer	☐	☐	☐
5G.	Merrill A. "Pete" Miller, Jr.	☐	☐	☐
5H.	Frederik W. Mohn	☐	☐	☐
5I.	Edward R. Muller	☐	☐	☐
5J.	Tan Ek Kia	☐	☐	☐
5K.	Jeremy D. Thigpen	☐	☐	☐
6.	Election of Merrill A. "Pete" Miller, Jr. as the Chairman of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting	☐	☐	☐

		For	Against	Abstain
7.	*Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee)*			
7A.	Frederico F. Curado	☐	☐	☐
7B.	Vincent J. Intrieri	☐	☐	☐
7C.	Tan Ek Kia	☐	☐	☐
8.	Reelection of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting	☐	☐	☐
9.	Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2018 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term	☐	☐	☐
10.	Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
11.	*Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively (please mark the boxes next to each item)*			
11A.	Ratification of an amount of US $4,121,000 as the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2018 and 2019 Annual General Meetings	☐	☐	☐
11B.	Ratification of an amount of US $24,000,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2019	☐	☐	☐
12.	Approval of Amendment to Transocean Ltd. 2015 Long-Term Incentive Plan for Additional Reserves	☐	☐	☐

E46701-P04398

TRANSOCEAN LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of Transocean Ltd., a Swiss corporation (“Transocean”), or any adjournment or postponement thereof (the “Meeting”), to be held on May 18, 2018 at 6:30 p.m. Swiss Time, at the Offices of Transocean Ltd., Turmstrasse 30, CH-6312 Steinhausen, Switzerland. IMPORTANT NOTE: Please sign, date and return this Proxy Card in the enclosed postage pre-paid envelope to: Transocean 2018 AGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2018 AGM, Vote Processing, c/o Schweiger Advokatur / Notariat, Dammstrasse 19, CH-6300 Zug, Switzerland. We urge you to return your proxy card as soon as possible to ensure that your proxy card is timely submitted. Any proxy card must be received by either Broadridge or Schweiger Advokatur / Notariat no later than 8:00 a.m. Eastern Daylight Time, 2:00 p.m. Swiss Time, on May 18, 2018. The signatory, revoking any proxy heretofore given in connection with the Meeting, appoints the independent proxy, Schweiger Advokatur / Notariat, as proxy to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at the Meeting on all matters properly presented at the Meeting in accordance with the signatory's voting instructions on the reverse side of this Proxy Card. Please provide your specific voting instructions by marking the applicable instruction boxes on the reverse side of this Proxy Card. If you do not provide specific voting instructions in relation to one or several proposals described on the reverse side, you instruct the independent proxy to vote “FOR” proposals 1-4, 6, 8-10 and 12, “FOR” each nominee and ratification listed in proposals 5, 7 and 11 and as recommended by the Board of Directors on any modifications to an agenda item or any other matter which may be properly presented or brought before the Meeting. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting. The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above. In the case of joint tenancies, co-executors or co-trustees each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E46702-P04398 Authorized Signatures - This section must be completed for your instructions to be executed.